     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 1996
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant          /X/
Filed by a Party other than the Registrant                      / /


Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             MuniVest Fund II, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1)  Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
- --------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

     (5)  Total Fee paid:
- --------------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials:
- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
- --------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------

     (3)  Filing Party:
- --------------------------------------------------------------------------------

     (4)  Date Filed:
- --------------------------------------------------------------------------------

- ---------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIVEST FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 19, 1996

TO THE STOCKHOLDERS OF MUNIVEST FUND II, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund II, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 9:30 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 5, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: August 1, 1996

                                PROXY STATEMENT
                            ------------------------

                             MUNIVEST FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 19, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund II, Inc., a Maryland corporation (the "Fund"), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 9:30 A.M. The approximate mailing date of this Proxy Statement is August 7, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,907,055 shares of common stock, par value $.10 per share ("Common Stock"), and 5,400 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS,
VOTING SEPARATELY BY CLASS

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                        OWNED AT
                                                                                       THE RECORD
                                                                                          DATE
                                               PRINCIPAL OCCUPATIONS                  ------------
                                              DURING PAST FIVE YEARS        DIRECTOR  COMMON
   NAME AND ADDRESS OF NOMINEE    AGE       AND PUBLIC DIRECTORSHIPS(1)      SINCE    STOCK   AMPS
- --------------------------------- ---   ----------------------------------- --------  ------  ----
Ronald W. Forbes(1)(2)........... 55    Professor of Finance, School of      1988      0       0
  1400 Washington Avenue                  Business, State University of New
  Albany, New York 12222                  York at Albany, since 1989, and
                                          Associate Professor prior
                                          thereto; Member, Task Force on
                                          Municipal Securities Markets,
                                          Twentieth Century Fund.
Richard R. West(1)(2)............ 58    Professor of Finance and Dean from   1988      0       0
  Box 604                                 1984 to 1993, New York University
  Genoa, Nevada 89411                     Leonard N. Stern School of
                                          Business Administration;
                                          Professor of Finance from 1976 to
                                          1984 and Dean from 1976 to 1983,
                                          Amos Tuck School of Business
                                          Administration; Director of
                                          Vornado, Inc. (real estate
                                          investment trust), Bowne & Co.,
                                          Inc. (financial printer),
                                          Smith-Corona Corporation
                                          (manufacturer of typewriters and
                                          word processors) and Alexander's
                                          Inc. (real estate company).
                                                                     (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS,
VOTING TOGETHER AS A SINGLE CLASS

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                        OWNED AT
                                                                                       THE RECORD
                                                                                          DATE
                                               PRINCIPAL OCCUPATIONS                  ------------
                                              DURING PAST FIVE YEARS        DIRECTOR  COMMON
   NAME AND ADDRESS OF NOMINEE    AGE       AND PUBLIC DIRECTORSHIPS(1)      SINCE    STOCK   AMPS
- --------------------------------- ---   ----------------------------------- --------  ------  ----
Cynthia A. Montgomery(1)(2)...... 44    Professor, Harvard Business School   1993      0       0
  Harvard Business School                 since 1989; Associate Professor,
  Soldiers Field Road                     J.L. Kellogg Graduate School of
  Boston, Massachusetts 02163             Management, Northwestern
                                          University from 1985 to 1989;
                                          Assistant Professor, Graduate
                                          School of Business
                                          Administration, The University of
                                          Michigan from 1979 to 1985;
                                          Director, UNUM Corporation and
                                          Newell Co. since 1995.
Charles C. Reilly(1)(2).......... 65    Self-employed financial consultant   1990      0       0
  9 Hampton Harbor Road                   since 1990; President and Chief
  Hampton Bays, New York                  Investment Officer of Verus
  11946                                   Capital, Inc. from 1979 to 1990;
                                          Senior Vice President of Arnhold
                                          and S. Bleichroeder, Inc. from
                                          1973 to 1990; Adjunct Professor,
                                          Columbia University Graduate
                                          School of Business since 1990;
                                          Adjunct Professor, Wharton
                                          School, The University of
                                          Pennsylvania, 1990; Partner,
                                          Small Cities CableVision.
Kevin A. Ryan(1)(2).............. 63    Founder, current Director and        1992      0       0
  127 Commonwealth Avenue                 Professor of The Boston University
  Chestnut Hill,                          Center for the Advancement of
  Massachusetts 02167                     Ethics and Character; Professor
                                          of Education at Boston University
                                          since 1982; formerly taught on
                                          the faculties of The University
                                          of Chicago, Stanford University
                                          and Ohio State University.

                                                                    (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS,
VOTING TOGETHER AS A SINGLE CLASS -- (CONTINUED)

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                        OWNED AT
                                                                                       THE RECORD
                                                                                          DATE
                                               PRINCIPAL OCCUPATIONS                  ------------
                                              DURING PAST FIVE YEARS        DIRECTOR  COMMON
   NAME AND ADDRESS OF NOMINEE    AGE       AND PUBLIC DIRECTORSHIPS(1)      SINCE    STOCK   AMPS
- --------------------------------- ---   ----------------------------------- --------  ------  ----
Arthur Zeikel(1)*................ 64    President of Fund Asset Management,  1988      0       0
  P.O. Box 9011                           L.P. ("FAM"), (which term as used
  Princeton, New Jersey                   herein includes its corporate
  08543-9011                              predecessors) since 1977;
                                          President of MLAM (which term as
                                          used herein includes its
                                          corporate predecessors) since
                                          1977; President and Director of
                                          Princeton Services, Inc.
                                          ("Princeton Services") since
                                          1993; Executive Vice President of
                                          Merrill Lynch & Co., Inc. ("ML &
                                          Co.") since 1990; Director of
                                          Merrill Lynch Funds Distributor,
                                          Inc. ("MLFD").

- ---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.

(2) Member of Audit Committee of the Board of Directors.

 * Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee's and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1995, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $24,338 for the fiscal year ended October 31, 1995.

     The following table sets forth for the fiscal year ended October 31, 1995 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                     AGGREGATE COMPENSATION
                                                         PENSION OR RETIREMENT       FROM FUND AND FAM/MLAM
                                       COMPENSATION     BENEFITS ACCRUED AS PART      ADVISED FUNDS PAID TO
          NAME OF DIRECTOR              FROM FUND           OF FUND EXPENSES                DIRECTORS
- -------------------------------------  ------------     ------------------------     -----------------------
Ronald W. Forbes(1)..................     $4,600                  None                      $ 147,100
Cynthia A. Montgomery(1).............     $4,600                  None                      $ 147,100
Charles C. Reilly(1).................     $4,600                  None                      $ 269,600
Kevin A. Ryan(1).....................     $4,600                  None                      $ 147,100
Richard R. West(1)...................     $5,600                  None                      $ 294,600

- ---------------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr.West (41 registered investment companies consisting of 54 portfolios).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                           OFFICER
    NAME AND PRINCIPAL OCCUPATION                                       OFFICE       AGE   SINCE
                                                                   ----------------  ----  -----
Arthur Zeikel....................................................  President           64  1993
  President of FAM since 1977; President of MLAM since 1977;
  President and Director of Princeton Services since 1993;
  Executive Vice President of ML & Co. since 1990;
  Director of MLFD since 1977.
Terry K. Glenn...................................................  Executive Vice      55  1993
  Executive Vice President of FAM and MLAM since 1983;               President
  Executive Vice President and Director of Princeton Services
  since 1993;
  President of MLFD since 1986 and Director thereof since 1991;
  President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano..............................................  Vice President      51  1993
  Portfolio Manager of FAM and MLAM since 1977;
  and Senior Vice President of FAM and MLAM since 1984; Senior
  Vice President of Princeton Services since 1993; Vice President of MLAM from 1980 to 1984.
Kenneth A. Jacob.................................................  Vice President      45  1993
  Vice President of MLAM since 1984.
Fred K. Stuebe...................................................  Vice President      45  1993
  Vice President of MLAM since 1989.
Donald C. Burke..................................................  Vice President      36  1993
  Vice President and Director of Taxation of MLAM since 1990;
  employee of Deloitte & Touche LLP from 1982 to 1990.
Gerald M. Richard................................................  Treasurer           47  1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984;
  Senior Vice President and Treasurer of Princeton Services since
  1993;
  Vice President of MLFD since 1981 and Treasurer thereof since
1984.
Mark B. Goldfus..................................................  Secretary           49  1993
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for certain other investment companies for which FAM acts as an investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                               LEGAL PROCEEDINGS

     On June 21, 1996, a purported class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds for which FAM serves as the Investment adviser (including the Fund). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

     The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds for any liabilities or expenses that they may occur in connection with this litigation.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form or proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     With respect to Item 1, "Election of Directors," holders of AMPS are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, "Selection of Independent Auditors", will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including MLPF&S, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1996 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniVest Fund II, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in June 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 10, 1997.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: August 1, 1996

                                                                    COMMON STOCK

                             MUNIVEST FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund II, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)





PLEASE MARK BOXES / /   OR  /X/  IN BLUE OR BLACK INK.


1. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)  / /     to vote for all nominees
                                                                                listed below     / /

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR  / /                AGAINST / /                  ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                      , 1996
      --------------------------------------

X
 -------------------------------------------------
                      Signature

X
 -------------------------------------------------
              Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                               AUCTION MARKET
                                                              PREFERRED STOCK

                             MUNIVEST FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund II, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)




PLEASE MARK BOXES / / OR  /X/ IN BLUE OR BLACK INK.


1. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)  / /     to vote for all nominees listed
                                                                                below    / /

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
   Ronald W. Forbes, Richard R. West, Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Ziekel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /                 AGAINST / /                  ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                     , 1996
      -------------------------------------

X
 ------------------------------------------------
                     Signature

X
 ------------------------------------------------
             Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.